SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

October 21, 2003
(Date of earliest event reported)

Levitt Corporation

(Exact name of registrant as specified in its Charter)

Florida	333-103225

(State of other jurisdiction or incorporation or organization)	(Commission File Number)

1750 East Sunrise Blvd. Ft. Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

11-3675068

(IRS Employer Identification No.)

(954) 760-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
Presentation Materials
Press Release dated October 21, 2003
Financial Tables

     The information in this report (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) is being furnished pursuant to Items 9 and 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1, 99.2 and 99.3).

Item 9. Regulation FD Disclosure

     Levitt Corporation (“Levitt”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 9 of Form 8-K. The presentation materials were prepared to be included in presentations by Levitt management during the fourth quarter of 2003. Levitt is not undertaking to update this presentation.

Item 12. Results of Operations and Financial Condition

     Levitt is a wholly owned subsidiary of BankAtlantic Bancorp, Inc. (“Bancorp”). On October 21, 2003, Bancorp issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003. The financial results and tables included in the Bancorp press release included financial results and information with respect to Levitt for the same periods and, accordingly, Levitt is furnishing such information regarding Levitt in this report pursuant to Item 12. Bancorp’s press release and accompanying financial tables are attached hereto as Exhibit 99.2 and Exhibit 99.3, and the information relating to Levitt contained therein is incorporated herein by reference.

Exhibit	Description

99.1	Presentation materials
99.2	Press Release dated October 21, 2003
99.3	Financial tables

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION

By:	/s/ GLEN R. GILBERT Glen R. Gilbert Executive Vice President - Chief Financial Officer

Dated: October 27, 2003